Investment Securities - Other Securities (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Investment Securities
FHLB stock	$ 5,644	$ 5,512
MIB stock	151	151
Equity securities with readily determinable fair values	13	12
Total other investment securities	$ 5,808	$ 5,675